Exhibit 99.2

1 INVESTOR CALL 2Q 2026 July 21, 2026, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 -833 -461 -5787 Access Code: 208 155 555 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

(i) Operating earnings (ii) Operating revenue (iii) Operating noninterest income (iv) Operating noninterest expense (v) Operating pre-provision net revenue (PPNR) earnings (vi) Tangible common equity (vii) Tangible common equity (excluding Accumulated Other Comprehensive income (AOCI)) (viii) Average tangible common equity (ix) Tangible book value per common share (x) Tangible book value per common share (excluding AOCI) (xi) Tangible assets (xii) Operating efficiency ratio (xiii) Operating return on average assets (xiv) Operating PPNR return on average assets (xv) Operating return on average shareholders’ equity (xvi) Return on average tangible common equity (xvii) Operating return on average tangible common equity (xviii) Operating noninterest income/average assets (xix) Operating noninterest expense/average assets (xx) Tangible common equity to tangible assets (xxi) Operating earnings per common share Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements on SmartFinancial Inc.’s (SmartFinancial) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) risks associated with our growth strategy, including a failure to implement our growth plans or an inability to manage our growth effectively; (2) claims and litigation arising from our business activities and from the companies we acquire, which may relate to contractual issues, environmental laws, fiduciary responsibility, and other matters; (3) general risks related to our disposition merger and acquisition activity, including risks associated with our pursuit of future acquisitions or sales; (4) changes in management’s plans for the future; (5) prevailing, or changes in, economic or political conditions (including those resulting from the current administration and Congress), particularly in our market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (6) our ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, competition, and the cost of doing business and the impact of interest rate fluctuations on our financial projections, models and guidance); (7) tariffs or trade wars (including reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services); (8) uncertain duration of trade conflicts and the magnitude of the impact that proposed tariffs may have on our customers’ businesses; (9) increased technology and cybersecurity risks, including generative artificial intelligence risks; (10) the impact of a failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber-attacks or an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting us and our customers; (11) credit risk associated with our lending activities; (12) changes in loan demand, real estate values, or competition; (13) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (14) changes in accounting principles, policies, or guidelines; (15) changes in applicable laws, rules, or regulations; (16) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions; (17) potential impacts of any adverse developments in the banking industry, including the impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (18) significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (19) the effects of war or other conflicts; (20) the impact of government actions or inactions, including a prolonged shutdown of the federal government; and (21) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. DISCLOSURES 2 Non-GAAP Financial Measures Statements included in this presentation include measures not recognized under U.S. generally accepted accounting principles (GAAP) and therefore are considered Non-GAAP financial measures (Non-GAAP) and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures and ratios derived therefrom in its analysis of SmartFinancial's performance, including: Unless otherwise indicated, all financial data contained in this presentation is as of 6/30/26 A detailed reconciliation and definition of these items and the ratios derived therefrom is available in the Non-GAAP. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management also believes these Non-GAAP financial measures enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

QUARTERLY HIGHLIGHTS: *SECOND QUARTER 2026*

SmartFinancial

$0.96
Diluted Operating EPS[1]

$6.1
Billion in Total Assets

13%
QoQ[2] Annualized TBV per Common Share Growth[1]

15%
QoQ Annualized Organic Loan[3] Growth

1.10%
Operating Return on Average Assets[1]

6%
QoQ Annualized Core Deposit Growth[4]

13.7%
Operating Return on Average Tang. Common Equity[1]

87%
Loan / Deposit Ratio[3]

60%
Operating Efficiency Ratio[1]

0.23%
Non-Performing Assets / Assets

Earnings Per Share (EPS)



$0.69
$0.69
$0.81
$0.81
$0.96
$0.96
2Q25
1Q26
2Q26
GAAP EPS
Operating Diluted EPS[1]

Book Value (BV) & Tangible Book Value (TBV) Per Common Share



$30.51
$24.42
$32.88
$27.33
$33.74
$28.22
2Q25
1Q26
2Q26
BV Per Common Share
TBV Per Common Share[1]

Return on Average Assets (ROAA)



0.88%
0.88%
0.96%
0.96%
1.10%
1.10%
2Q25
1Q26
2Q26
GAAP ROAA
Operating ROAA[1]

Return on Average Tangible Common Equity (ROATCE)



11.5%
11.5%
11.9%
11.9%
13.7%
13.7%
2Q25
1Q26
2Q26
ROATCE
Operating ROATCE[1]

Unless otherwise indicated, financial data as of or for the three months ended 6/30/26
1) *Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix*
2) *QoQ: Quarter-over-Quarter*
3) *"Loans" for purposes of this presentation includes all SmartFinancial loans and leases*
4) *Core deposits include all deposits less brokered and one-way buy CDARS deposits*

3

$11,543 $16,322 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $0.68 $0.96 $0 $0 $0 $1 $1 $1 $42,958 $55,950 $10, 000 $20, 000 $30, 000 $40, 000 $50, 000 $60, 000 $3,099 $4,683 $100 $1, 100 $2, 100 $3, 100 $4, 100 $5, 100 $4,280 $5,386 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 $5, 000 $5, 500 0.10%0.23% $- $0 $0 $0 $0 $0 4 GAAP KEY MEASURE TRENDS: $ in Thousands Net Income: Diluted EPS: Total Revenue: Loans HFI: Deposits: NPAs / Assets: $ in Thousands $ in Millions $ in Millions Diluted Earnings Per Share: Net Income / Diluted Common Shares Outstanding Total Revenue: Net Interest Income + Total Non-Interest Income Loans HFI: Total Loans Held for Investment NPAs / Assets: Total Nonperforming Assets / Total Assets

$11,608 $16,282 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $0.69 $0.96 $0 $0 $0 $0 $1 $1 $1 $1 $1 $1 $1 $15,815 $21,941 $5, 000 $10, 000 $15, 000 $20, 000 $25, 000 0.96%1.10% $- $0 $0 $0 $0 $0 $0 14.44% 13.70% $- $0 $0 $0 $0 $0 $0 $0 $0 $0 $18.02 $28.22 $16 $18 $20 $22 $24 $26 $28 $30 5 NON-GAAP KEY MEASURE TRENDS1 : 1) Operating Earnings, Operating Diluted EPS, Operating PPNR Earnings, Operating ROAA, Operating ROATCE, Tangible Book Value Per Share and Tangible Common Equity are all Non-GAAP financial measures. For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix $ in Thousands Operating Earnings: Operating Diluted EPS: Operating PPNR Earnings: Operating ROAA: Operating ROATCE: TBV Per Common Share: $ in Thousands Operating Diluted Earnings Per Share: Operating Earnings / Diluted Common Shares Outstanding Operating Pre-Provision Net Revenue Earnings: Net Interest Income + Operating Non-Interest Income – Operating Non-Interest Expense Operating Non-Interest Income: Non-Interest Income Adjusted for Non-Operating, Non-Recurring Items Operating Non-Interest Expense: Non-Interest Expense Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Assets: Operating Earnings / Average Assets TBV Per Common Share: Tangible Common Equity / Total Common Shares Outstanding Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles Operating Earnings: Net Income Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Tangible Common Equity: Operating Earnings / Average Tangible Common Equity Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles $ in Thousands

6 SMARTFINANCIAL: EXPANDING SOUTHEAST FRANCHISE $6.1 Billion in Total Assets $4.7 Billion in Total Loans We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank’s success. $5.4 Billion in Total Deposits 42 Total Branches Knoxville Nashville Huntsville Tuscaloosa Mobile Pensacola Birmingham Auburn Tallahassee Dothan Montgomery Branch Offices Current Loan Production Offices Chattanooga 1) 2026 Great Place to Work survey Panama City 1 97% Destin Columbus

SMARTBANK JOURNEY: *LOOKING AHEAD*

SmartFinancial

Strategic Focus: Leverage Existing Infrastructure Investments to Drive Profitability and Optimize Efficiency

$ in Billions, unless otherwise indicated



Total Asset CAGR '15-'26: 19%
$1.0
$1.1
$1.7
$2.3
$2.4
$3.3
$4.6
$4.6
$4.8
$5.3
$5.9
$6.1
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

Validation:

- Focused on validating platform and substantiating market need
- Completed Cornerstone merger-of-equals
- Completed functional initial public offering
- Began expanding commercial banking product offering
- Quickly recognized the need for scale to spread operating cost over larger asset base

Scaling:

- Focused on building scale through asset growth with emphasis on fee revenue drivers
- Completed four bank acquisitions
- Acquired Fountain Equipment Finance
- Started dealer floor plan lending unit
- Expanded into seven new de novo markets
- Broadened Treasury Management and commercial banking product package
- Implemented several multi-year IT infrastructure projects
- Consolidated inconsistent legacy products, services and operational procedures

Leveraging:

- Focus on leveraging existing investments to efficiently deploy capital and enhance EPS and ROATCE
- Strategic hiring supported by existing infrastructure
- Further investment in commercial banking business
- Heightened focus on commercial sales process
- Targeted business relationship generation and client profitability profiles
- Operational and product enhancement and delivery in key areas (Treasury Management, digital capabilities, etc.)
- M&A focus shifted to strategic and/or "needle moving" opportunities

7

MARKET AREA: *BUILDING DENSITY IN ATTRACTIVE SOUTHEAST MARKETS*

SmartFinancial

US Population Migration: Strong Migration into Great Markets

Projected Population CAGR through 2030

Southeast Population Growth Expected to Continue



>0.75%
0.75% to 0.50%
0.50% to 0.00%
<0.00%

CNBC

AMERICA'S TOP STATES FOR BUSINESS 2026

N. CAROLINA: #2	TENNESSEE: #9
GEORGIA: #7	ALABAMA: #21
FLORIDA: #8	S. CAROLINA: #23

Profile by Market Area: Abundant Organic Opportunity[1,2,3]



Nashville
Knoxville
Chattanooga
Huntsville
Birmingham
Tuscaloosa
Auburn
Columbus
Montgomery
Dothan
Mobile
Destin
Tallahassee
Pensacola
Panama City

Tennessee

- Production Team: **46**
- Loans: **58%**
- Deposits: **60%**
- '21-'26 Growth: **10%**

Alabama

- Production Team: **30**
- Loans: **27%**
- Deposits: **32%**
- '21-'26 Growth: **25%**

Coastal

- Production Team: **15**
- Loans: **15%**
- Deposits: **9%**
- '21-'26 Growth: **12%**

Source: S&P Market Intelligence; U.S. Census; https://www.cnbc.com/americas-top-states-for-business/

1) *Production team includes relationship managers, market leaders, regional and divisional presidents responsible for meeting business production goals*
2) *Market loan and deposit percentages shown as a percentage of the total loans and deposits of SmartBank as of 6/30/26, respectively*
3) *12/31/21 – 6/30/26 Compound Annualized Growth Rate based on market loan growth over the time period*

8

$2,693 $3,254 $3,444 $3,906 $4,364 $4,518 $4,683 5.43% 5.86% 5.98% 5.93% 5.95% 5. 00% 5. 20% 5. 40% 5. 60% 5. 80% 6. 00% 6. 20% 6. 40% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 2021Y 2022Y 2023Y 2024Y 2025Y 1Q26 2Q26 23% 24% 23% 23% 23% 27% 27% 27% 28% 28% 19% 19% 19% 18% 18% 9% 9% 10% 11% 11% 19% 19% 19% 19% 19% $4,124 $4,222 $4,364 $4,518 $4,683 2Q25 3Q25 4Q25 1Q26 2Q26 CRE, OO CRE, NOO C&I C&D Consumer RE Leases & Other 9 LOAN PORTFOLIO: SOLID MARKETS PROVIDING OPPORTUNITY Total Loans CAGR of 13% Since 2021 $ in Millions, unless otherwise indicated Average Loan Yield (excluding accretion & fees) Loan Composition History of Consistent Organic Growth

1-4 Family (NOO) 20% Resi/Comm Land Dev. 13% Resi/Comm Land 17% CRE (OO) 19% CRE (NOO) 17% Multifamily 19% Hotel & Hospitality 32% Retail Space 11% Office Space 15% Misc. 15% 10 LOAN CONCENTRATION: WELL BALANCED EXPOSURE Non-Owner Occupied CRE Exposure By Segment Highly Diversified with Seasoned Client Base Construction & Development Exposure By Type1 Concentration Risk Closely Monitored 1) 1-4 Family (OO) includes owner-occupied primary and secondary residence construction loans; 1-4 Family (NOO) includes speculative and investment property residential construction loans; Resi/Comm Land Dev. includes primary, secondary, investment and commercial land development loans; Resi/Comm Land includes residential and commercial improved and unimproved land loans; Multifamily includes 5 or more residential property loans; CRE (OO) includes construction loans for owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self-storage and other commercial real estate; CRE (NOO) includes construction loans for non-owner occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self-storage and other commercial real estate 2) Amortized cost balance shown $1.3 Billion2 - 28% of Total Loans $517 Million2 - 11% of Total Loans

$10,462 $12,543 $12,690 $15,055 $14,228 0.19% 0.22% 0.22% 0.25% 0.23% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 2Q25 3Q25 4Q25 1Q26 2Q26 Nonperforming Loans and Leases OREO & Other Repos Nonperforming Assets / Total Assets 301% 271% 277% 288% 293% 78% 69% 71% 79% 83% 0% 50% 100% 150% 200% 250% 150% 170% 190% 210% 230% 250% 270% 290% 310% 330% 350% 2Q25 3Q25 4Q25 1Q26 2Q26 CRE Loans / Capital C&D Loans / Capital $12,882 $15,728 $15,797 $15,975 $17,805 0.31% 0.37% 0.36% 0.35% 0.38% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 2Q25 3Q25 4Q25 1Q26 2Q26 Total Delinquent & Nonaccrual Loans & Leases Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases 0.24% 0.25% 0.24% 0.25% 0.22% 0.01% 0.10% 0.18% 0.02% 0.05% - 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2Q25 3Q25 4Q25 1Q26 2Q26 Classified Loans and Leases / Total Loans & Leases Net Chargeoffs $39,776 $39,074 $40,906 $43,950 $45,252 0.96% 0.93% 0.94% 0.97% 0.97% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 $26, 000 $28, 000 $30, 000 $32, 000 $34, 000 $36, 000 $38, 000 $40, 000 $42, 000 $44, 000 $46, 000 $48, 000 $50, 000 $52, 000 $54, 000 $56, 000 $58, 000 $60, 000 2Q25 3Q25 4Q25 1Q26 2Q26 Allowance for Credit Losses (ACL) ACL / Loans HFI 11 Credit Quality Delinquent and Nonaccruals / Total Loans Nonperforming Assets Commercial Real Estate Concentration ASSET QUALITY: STRONG UNDERWRITING PAYS DIVIDENDS $ in Thousands, unless otherwise indicated Allowance Reconciliation

$4,022 $4,077 $4,268 $4,686 $5,153 $5,196 $5,386 2.00% 2.51% 2.36% 2.12% 2.15% 1. 40% 1. 90% 2. 40% 2. 90% 3. 40% $- $1, 000 $2, 000 $3, 000 $4, 000 $5, 000 2021Y 2022Y 2023Y 2024Y 2025Y 1Q26 2Q26 19% 18% 21% 18% 17% 17% 18% 18% 18% 19% 44% 44% 44% 47% 46% 20% 19% 17% 16% 18% $4,872 $5,051 $5,153 $5,196 $5,386 2Q25 3Q25 4Q25 1Q26 2Q26 Noninterest Demand Interest-Bearing Demand Money Market and Savings Time Deposits 12 DEPOSIT PORTFOLIO: DEFENDING DEPOSIT MARKET SHARE Total Deposits Loans to Deposits Ratio of 87% $ in Millions, unless otherwise indicated Average Total Deposit Cost Deposit Composition Focused on Core Relationship Growth

$78 $207 $8 $98 $39 $129 $29 $89 $21 $- $50 $100 $150 $200 $250 $300 $350 UST/Agency MBS Fixed ARM CMO Fixed CMO Float Agen CMBS Small Bus Municipal Corporate 3.41% 3.44% 3.81% 3.78% 3.83% 2.50% 3.00% 3.50% 4.00% 4.50% 2Q25 3Q25 4Q25 1Q26 2Q26 Sec. Yield (AFS/HTM) 13 SECURITIES DETAIL: STRONG PORTFOLIO YIELD AND LIQUIDITY $ in Millions, unless otherwise indicated Portfolio Summary Weighted Average Portfolio Yield Portfolio Mix by Book Value Risk Averse Portfolio Designed for Liquidity $697 Million Book Value 3.71% Book Yield ($30) Million Unrealized Loss • ($17) Million in Available-for-Sale Securities (AFS) • ($13) Million in Held-to-Maturity (HTM) 5.7 Year Average Life 4.1% Effective Duration 85% / 15% (AFS / HTM) 1 1) Based on the weighted average of the AFS & HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0%

14 REPRICING SCHEDULE: YIELD ENHANCEMENT UNDERWAY $534 Million in Fixed Rate Loans Yielding 4.97% Maturing by 2027 Year End $164 Million in Adjustable-Rate Loans Yielding 4.95% Maturing or Repricing by 2027 Year End FYE 2029 & ($ in millions) 3Q26 4Q26 1Q27 2Q27 3Q27 4Q27 2028 Beyond Loan Repricing Schedule: Fixed Rate Loans $ 120 $ 82 $ 91 $ 48 $ 85 $ 109 $ 264 $ 1,130 Weighted Average Yield 5.04% 4.45% 4.90% 5.01% 5.16% 5.17% 5.47% 5.80% Adjustable Rate Loans $ 15 $ 41 $ 31 $ 36 $ 14 $ 28 $ 50 $ 477 Weighted Average Yield 4.47% 5.23% 4.91% 4.85% 4.71% 5.11% 6.02% 6.40% Investment Cashflow Schedule: Principal Cashflow $ 19 $ 15 $ 16 $ 15 $ 16 $ 16 $ 65 $ 544 Yield Roll-Off 4.03% 3.63% 3.72% 3.79% 3.73% 4.36% 3.75% 3.76% Quarterly

Total Amount Net Available Used Availability Current On-Balance Sheet: Cash & Cash Equiv. $379 $0 $379 Securities Eligible for Liquidity 680 351 329 Available Sources of Liquidity: Fed Funds 121 0 121 FHLB 1,016 392 624 FRB 377 0 377 HC LoC 35 0 35 Total Liquidity $2,608 $743 $1,865 103% 100% Peer Average SMBK 87% 87% Peer Average SMBK 15 LIQUIDITY OVERVIEW: PRUDENTLY MANAGING LIQUIDITY 1) Peer average based on most recently reported period results for each peer; peers include major exchange traded banks in the Southeast with assets between $2.5 billion and $10.0 billion 2) Includes all securities available to be pledged as collateral or freely tradable; amount used represents total amount of securities pledged as collateral at quarter end 3) Federal Reserve Board discount window borrowing capacity shown as of 6/30/26 4) Uninsured deposits are defined as non-collateralized, non-reciprocal deposits above the FDIC deposit insurance limit Source: S&P Global Loan + Securities / Deposit Ratio (Most Recent Quarter Period End) Loan / Deposit Ratio (Most Recent Quarter Period End) Other Liquidity Sources Access to a Variety of Funding Robust Liquidity on Hand $1.9 Billion in Untapped Liquidity Sources $708 Million in On-Balance Sheet Liquidity 1.3x Liquidity to Uninsured Deposit Ratio4 1 1 $ in Millions, unless otherwise indicated 3 2

2Q25 3Q25 4Q25 1Q26 2Q26 Cash Yield 4.60% 4.56% 3.98% 3.66% 3.81% Sec. Yield (AFS & HTM)1 3.41% 3.44% 3.81% 3.78% 3.83% Loans (less Accr. & Fees) 5.99% 6.05% 6.00% 5.93% 5.95% Loan Accr. & Fees 0.08% 0.09% 0.08% 0.09% 0.12% Loan Yield (incl. Accr. & Fees) 6.07% 6.14% 6.08% 6.02% 6.07% IE Asset Yield 5.65% 5.68% 5.65% 5.62% 5.70% Net Interest Margin (FTE) 3.29% 3.25% 3.38% 3.48% 3.52% $365 $557 $464 $346 $379 $627 $634 $662 $673 $680 11.4% 11.0% 11.3% 11.4% 11.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2Q25 3Q25 4Q25 1Q26 2Q26 Cash and Cash Equiv. Securities (AFS/HTM) Securities (AFS/HTM) / Total Assets $40,343 $42,430 $45,094 $45,876 $48,064 $8,902 $8,397 $8,219 $7,940 $7,832 $49,245 $50,827 $53,313 $53,816 $55,896 3.29% 3.25% 3.38% 3.48% 3.52% $18, 000 $23, 000 $28, 000 $33, 000 $38, 000 $43, 000 $48, 000 $53, 000 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 2Q25 3Q25 4Q25 1Q26 2Q26 Net Interest Income Operating Noninterest Income Net Interest Margin (FTE) 16 LIQUIDITY MANAGEMENT: MARGIN INFLECTION CONTINUES Cash and Securities Margin / Operating Revenue2 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0% 2) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2 $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated

INTEREST RATE SENSITIVITY

$ in Millions, unless otherwise indicated

Fixed vs. Variable Rate Loans

$1.9 Billion Fixed Rate Loans

$2.8 Billion Variable Rate Loans

- **$1.9** Billion Short-Term Variable Rate (Resetting within 1 - 3 Months)
- **$851** Million Long-Term Variable Rate (Resets > 3 Months)



18%
41%
41%
Fixed Rate
LT Variable
ST Variable

$ in Thousands, unless otherwise indicated

Static Shock / Rate Ramp Analysis[1]



Interest Income % Change
$1,536 , 0.8%
$(1,811), -0.9%
$(1,682), -0.9%
Shock -200bps
Shock -100bps
Shock +100bps



Interest Income % Change
$848 , 0.4%
$(1,204), -0.6%
$(792), -0.4%
Ramp -200bps
Ramp -100bps
Ramp +100bps

1) Based on 12-month static rate shock and ramp analysis as of 6/30/26. These estimates of changes in SmartFinancial's net interest income require us to make certain assumptions including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results

17

REVENUE DIVERSIFICATION: *LINE OF BUSINESS & FEE INCOME EXPANSION*

SmartFinancial

$ in Thousands, unless otherwise indicated

Differentiated Revenue Streams

Building a Family of Diversified Revenue Generators

Wealth & Private Banking

~$1.6 Billion in Assets Under Management

Treasury Management

>$700 Million in Analyzed Deposits

Mortgage Banking

$35 Million in 2026 Q2 Secondary Production

Floor Plan Lending

~$285 Million in Commitments

Equipment Finance

$135 Million in Outstanding Loans and Leases

Operating Noninterest Income[1]

Focused on Recurring Fee Income


$8,902
$8,397
$8,219
$7,940
$7,832
$7,348
$7,348
2Q25
3Q25
4Q25
1Q26
2Q26
Other Noninterest Income
Mortgage Banking Income
Investment Services Income
Interchange Fees
Service Charges on Deposit Accounts
Insurance Commissions
Operating Noninterest Income Excluding Insurance Commissions

1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

18

66% 64% 60% 61% 60% 2Q25 3Q25 4Q25 1Q26 2Q26 Operating Efficiency Ratio $32,569 $32,559 $32,455 $32,915 $33,955 2Q25 3Q25 4Q25 1Q26 2Q26 Salaries & Benefits Occupancy & Equipment Data Processing & Technology Professional Services Amortization of Intangibles Other Noninterest Expense 19 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix OPERATING EXPENSE: FOCUS ON EXPENSE CONTAINMENT Operating Efficiency Ratio1 Operating Noninterest Expense1 1 $ in Thousands, unless otherwise indicated

$19.26 $19.09 $20.76 $22.85 $26.85 $28.22 $19.17 $21.18 $22.29 $24.25 $27.39 $28.98 $15. 00 $17. 00 $19. 00 $21. 00 $23. 00 $25. 00 $27. 00 $29. 00 $31. 00 2021Y 2022Y 2023Y 2024Y 2025Y 2Q26 TBVPCS Adj. TBVPCS (Excl. AOCI) 7.7% 7.8% 7.9% 8.0% 8.0% 2Q25 3Q25 4Q25 1Q26 2Q26 9.7% 9.9% 9.8% 9.8% 9.8% 2Q25 3Q25 4Q25 1Q26 2Q26 8.3% 8.2% 8.3% 8.4% 8.5% 2Q25 3Q25 4Q25 1Q26 2Q26 11.1% 13.3% 12.7% 12.7% 12.6% 2Q25 3Q25 4Q25 1Q26 2Q26 CAPITAL: WELL CAPITALIZED – BUILDING BOOK VALUE 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 20 Note: Capital ratio data as of the most recent period ended 6/30/26 TCE / TA1 CET1 Ratio Total Capital Ratio Leverage Ratio Basel III Regulatory Capital Minimum To Be Considered “Well Capitalized” Building Shareholder Value Tangible Book Value Per Common Share (TBVPCS)1 $9.81 TBVPCS1 Created 2021 – 2026 (Excluding Accumulated Other Comprehensive Income) $0.09 2026 Per Share Quarterly Dividend 5% Well Capitalized 10% Well Capitalized 6.5% Well Capitalized 1 1

WHY SMARTBANK: INVESTMENT HIGHLIGHTS 21 Franchise Scarcity Value – Building Southeast Density Engaged Management Team Stable Markets Experiencing Population Expansion Valuable Deposit Base Growing Business Lines with Revenue Diversification Solid Credit Quality and Underwriting History of Defending Book Value and Delivering Shareholder Value $

APPENDIX 22

1Q26 2Q25 ($ in thousands, except per share data) 2Q26 1Q26 2Q25 % Chg. % Chg. Net Interest Income $ 48,064 $ 45,876 $ 40,343 5% 19% Provision for Credit Losses 1,463 4,139 2,411 Noninterest Income 7,886 7,941 8,898 (1%) (11%) Noninterest Expense 33,955 32,915 32,569 3% 4% Income Tax Expense 4,210 3,083 2,556 Net Income (GAAP) $ 16,322 $ 13,680 $ 11,705 19% 39% Non-GAAP Reconciliations Noninterest Income (54) (1) 4 Noninterest Expense - - - Income Tax Effect Of Adjustments 14 0 (1) Operating Earnings (Non-GAAP) $ 16,282 $ 13,679 $ 11,708 19% 39% Operating PPNR Earnings (Non-GAAP) $ 21,941 $ 20,901 $ 16,676 5% 32% 1Q26 2Q25 Non-GAAP Performance Metrics 2Q26 1Q26 2Q25 % Chg. % Chg. Diluted Operating Earnings Per Share $ 0.96 $ 0.81 $ 0.69 18% 38% Tangible Book Value Per Common Share $ 28.22 $ 27.33 $ 24.42 3% 16% Operating Return on Average Assets 1.10% 0.96% 0.88% Operating PPNR Return on Average Assets 1.48% 1.47% 1.25% Operating Return on Average Tang. Common Equity 13.7% 11.9% 11.5% Operating Efficiency Ratio 60.4% 60.7% 65.7% 2Q26 vs. 2Q26 vs. 23 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix; percentage change may differ due to rounding INCOME STATEMENT: DETAILED SECOND QUARTER RESULTS

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	2Q26	1Q26	4Q25	3Q25	2Q25	1Q25	4Q24	3Q24
Operating Earnings								
Net Income (GAAP)	$ 16,322	$ 13,680	$ 13,703	$ 13,686	$ 11,705	$ 11,254	$ 9,640	$ 9,140
Noninterest Income:								
Securities (Gains) Losses	(54)	(1)	-	3,715	4	-	(64)	-
Gain on Sale of Branch Building	-	-	-	-	-	-	-	-
Gain on Sale of SBKI	-	-	-	(3,955)	-	-	-	-
Noninterest Expenses:								
Donation of a Former Branch Location	-	-	-	-	-	-	-	-
Accruals For Pending Litigation	-	-	-	-	-	-	-	-
Merger Related And Restructuring Expenses	-	-	16	1,310	-	-	-	-
Income Taxes:								
Income Tax Effect Of Adjustments	14	0	(4)	(276)	(1)	-	17	-
Operating Earnings (Non-GAAP)	$ 16,282	$ 13,679	$ 13,715	$ 14,480	$ 11,708	$ 11,254	$ 9,593	$ 9,140
Operating Earnings Per Common Share (Non-GAAP):								
Basic	$ 0.97	$ 0.81	$ 0.82	$ 0.86	$ 0.70	$ 0.67	$ 0.57	$ 0.55
Diluted	0.96	0.81	0.81	0.86	0.69	0.67	0.57	0.54
Operating Noninterest Income								
Noninterest Income (GAAP)	$ 7,886	$ 7,941	$ 8,219	$ 8,637	$ 8,898	$ 8,597	$ 9,030	$ 9,139
Securities (Gains) Losses	(54)	(1)	-	3,715	4	-	(64)	-
Gain on Sale of Branch Building	-	-	-	-	-	-	-	-
Gain on Sale of SBKI	-	-	-	(3,955)	-	-	-	-
Operating Noninterest Income (Non-GAAP)	$ 7,832	$ 7,940	$ 8,219	$ 8,397	$ 8,902	$ 8,597	$ 8,966	$ 9,139
Operating Noninterest Expense								
Noninterest Expense (GAAP)	$ 33,955	$ 32,915	$ 32,471	$ 33,869	$ 32,569	$ 32,296	$ 32,291	$ 30,846
Donation of a Former Branch Location	-	-	-	-	-	-	-	-
Accruals For Pending Litigation	-	-	-	-	-	-	-	-
Merger Related And Restructuring Expenses	-	-	(16)	(1,310)	-	-	-	-
Operating Noninterest Expense (Non-GAAP)	$ 33,955	$ 32,915	$ 32,455	$ 32,559	$ 32,569	$ 32,296	$ 32,291	$ 30,846
Operating Revenue								
Net Interest Income (GAAP)	$ 48,064	$ 45,876	$ 45,094	$ 42,430	$ 40,343	$ 38,238	$ 37,783	$ 35,032
Operating Noninterest Income (Non-GAAP)	7,832	7,940	8,219	8,397	8,902	8,597	8,966	9,139
Operating Revenue (Non-GAAP)	55,896	53,816	53,313	50,827	49,245	46,835	46,749	44,171
Operating Pre-Provision Net Revenue ("PPNR") Earnings								
Operating Revenue (Non-GAAP)	$ 55,896	$ 53,816	$ 53,313	$ 50,827	$ 49,245	$ 46,835	$ 46,749	$ 44,171
Operating Noninterest Expense (Non-GAAP)	(33,955)	(32,915)	(32,455)	(32,559)	(32,569)	(32,296)	(32,291)	(30,846)
Operating PPNR Earnings (Non-GAAP)	$ 21,941	$ 20,901	$ 20,858	$ 18,268	$ 16,676	$ 14,539	$ 14,458	$ 13,325
Non-GAAP Return Ratios								
Operating Return On Average Assets (Non-GAAP)[1]	1.10%	0.96%	0.95%	1.02%	0.88%	0.87%	0.75%	0.74%
Operating PPNR Return On Average Assets (Non-GAAP)[2]	1.48%	1.47%	1.44%	1.29%	1.25%	1.12%	1.13%	1.08%
Return On Average Tangible Common Equity (Non-GAAP)[3]	13.74%	11.93%	12.06%	12.79%	11.53%	11.60%	9.99%	9.75%
Operating Return On Average Shareholders' Equity (Non-GAAP)[4]	11.43%	9.90%	9.96%	10.92%	9.19%	9.17%	7.80%	7.60%
Operating Return On Average Tangible Common Equity (Non-GAAP)[5]	13.70%	11.93%	12.07%	13.53%	11.53%	11.60%	9.94%	9.75%
Operating Efficiency Ratio								
Efficiency Ratio (GAAP)	60.69%	61.16%	60.91%	66.32%	66.14%	68.96%	68.98%	69.83%
Adjustment For Taxable Equivalent Yields	(0.38%)	(0.41%)	(0.43%)	(0.47%)	(0.47%)	(0.50%)	(0.49%)	(0.55%)
Adjustment For Securities (Gains) Losses	0.07%	-	-	(4.50%)	(0.01%)	-	0.09%	-
Adjustment For Sale of Branch Building	-	-	-	-	-	-	-	-
Adjustment For Sale of SBKI / Donation of a Former Branch Location	-	-	-	5.57%	-	-	-	-
Adjustment For Accruals For Pending Litigation	-	-	-	-	-	-	-	-
Adjustment For Merger Expenses	-	-	(0.02%)	(3.31%)	-	-	-	-
Operating Efficiency Ratio (Non-GAAP)	60.38%	60.75%	60.45%	63.61%	65.66%	68.46%	68.58%	69.28%

1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.
2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets.
3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).
4. Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.
5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).

Note: Totals may not add due to rounding

24

Non-GAAP Reconciliation

$ in Thousands, unless otherwise indicated

	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22
Operating Earnings								
Net Income (GAAP)	$ 8,003	$ 9,358	$ 6,190	$ 2,067	$ 8,836	$ 11,500	$ 13,004	$ 11,543
Noninterest Income:								
Securities (Gains) Losses	-	-	-	6,801	-	-	(144)	-
Gain on Sale of Branch Building	(283)	(1,346)	-	-	-	-	-	-
Gain on Sale of SBKI	-	-	-	-	-	-	-	-
Noninterest Expenses:								
Donation of a Former Branch Location	-	-	250	-	-	-	-	-
Accruals For Pending Litigation	-	-	675	-	-	-	-	-
Merger Related And Restructuring Expenses	-	-	-	110	-	-	(45)	87
Income Taxes:								
Income Tax Effect Of Adjustments	73	348	(239)	(1,785)	-	-	49	(22)
Operating Earnings (Non-GAAP)	$ 7,793	$ 8,360	$ 6,876	$ 7,193	$ 8,836	$ 11,500	$ 12,864	$ 11,608
Operating Earnings Per Common Share (Non-GAAP):								
Basic	$ 0.47	$ 0.50	$ 0.41	$ 0.43	$ 0.53	$ 0.69	$ 0.77	$ 0.69
Diluted	0.46	0.49	0.41	0.43	0.52	0.68	0.76	0.69
Operating Noninterest Income								
Noninterest Income (GAAP)	$ 7,604	$ 8,380	$ 7,579	$ 691	$ 7,130	$ 6,925	$ 7,125	$ 6,250
Securities (Gains) Losses	-	-	-	6,801	-	-	(144)	-
Gain on Sale of Branch Building	(283)	(1,346)	-	-	-	-	-	-
Gain on Sale of SBKI	-	-	-	-	-	-	-	-
Operating Noninterest Income (Non-GAAP)	$ 7,321	$ 7,034	$ 7,579	$ 7,492	$ 7,130	$ 6,925	$ 6,981	$ 6,250
Operating Noninterest Expense								
Noninterest Expense (GAAP)	$ 29,201	$ 28,553	$ 29,695	$ 28,516	$ 27,410	$ 27,529	$ 27,416	$ 27,230
Donation of a Former Branch Location	-	-	(250)	-	-	-	-	-
Accruals For Pending Litigation	-	-	(675)	-	-	-	-	-
Merger Related And Restructuring Expenses	-	-	-	(110)	-	-	45	(87)
Operating Noninterest Expense (Non-GAAP)	$ 29,201	$ 28,553	$ 28,770	$ 28,406	$ 27,410	$ 27,529	$ 27,461	$ 27,143
Operating Revenue								
Net Interest Income (GAAP)	$ 32,814	$ 31,721	$ 31,517	$ 31,006	$ 31,575	$ 35,982	$ 37,612	$ 36,708
Operating Noninterest Income (Non-GAAP)	7,321	7,034	7,579	7,492	7,130	6,925	6,981	6,250
Operating Revenue (Non-GAAP)	40,135	38,755	39,096	38,498	38,705	42,907	44,593	42,958
Operating Pre-Provision Net Revenue ("PPNR") Earnings								
Operating Revenue (Non-GAAP)	$ 40,135	$ 38,755	$ 39,096	$ 38,498	$ 38,705	$ 42,907	$ 44,593	$ 42,958
Operating Noninterest Expense (Non-GAAP)	(29,201)	(28,553)	(28,770)	(28,406)	(27,410)	(27,529)	(27,461)	(27,143)
Operating PPNR Earnings (Non-GAAP)	$ 10,934	$ 10,202	$ 10,326	$ 10,092	$ 11,295	$ 15,378	$ 17,132	$ 15,815
Non-GAAP Return Ratios								
Operating Return On Average Assets (Non-GAAP)(1)	0.64%	0.69%	0.57%	0.60%	0.75%	0.97%	1.10%	0.96%
Operating PPNR Return On Average Assets (Non-GAAP)(2)	0.90%	0.84%	0.86%	0.84%	0.96%	1.30%	1.46%	1.30%
Return On Average Tangible Common Equity (Non-GAAP)(3)	8.94%	10.62%	7.18%	2.43%	10.57%	14.45%	16.65%	14.36%
Operating Return On Average Shareholders' Equity (Non-GAAP)(4)	6.72%	7.29%	6.07%	6.41%	7.98%	10.79%	12.15%	10.83%
Operating Return On Average Tangible Common Equity (Non-GAAP)(5)	8.70%	9.49%	7.98%	8.46%	10.57%	14.45%	16.47%	14.44%
Operating Efficiency Ratio								
Efficiency Ratio (GAAP)	72.25%	71.20%	75.95%	89.96%	70.82%	64.16%	61.28%	63.39%
Adjustment For Taxable Equivalent Yields	(0.63%)	(0.17%)	(0.18%)	(0.27%)	(0.18%)	(0.14%)	(0.22%)	(0.25%)
Adjustment For Securities (Gains) Losses	-	-	-	(15.89%)	-	-	0.20%	-
Adjustment For Sale of Branch Building	0.51%	2.46%	-	-	-	-	-	-
Adjustment For Sale of SBKI / Donation of a Former Branch Location	-	-	(0.64%)	-	-	-	-	-
Adjustment For Accruals For Pending Litigation	-	-	(1.72%)	-	-	-	-	-
Adjustment For Merger Expenses	-	-	-	(0.20%)	-	-	0.10%	(0.21%)
Operating Efficiency Ratio (Non-GAAP)	72.13%	73.50%	73.41%	73.60%	70.64%	64.02%	61.36%	62.93%

1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.
2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets.
3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).
4. Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.
5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).

Note: Totals may not add due to rounding

25

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	2Q26	1Q26	4Q25	3Q25	2Q25	1Q25	4Q24	3Q24
Tangible Common Equity:								
Shareholders' Equity (GAAP)	$ 576,924	$ 562,161	$ 552,492	$ 538,482	$ 519,127	$ 505,941	$ 491,461	$ 489,023
Less Goodwill And Other Intangible Assets	94,417	94,871	95,328	95,807	103,588	104,154	104,723	105,324
Tangible Common Equity (Non-GAAP)	$ 482,507	$ 467,290	$ 457,164	$ 442,675	$ 415,539	$ 401,787	$ 386,738	$ 383,699
Average Tangible Common Equity:								
Average Shareholders' Equity (GAAP)	$ 571,349	$ 560,348	$ 546,489	$ 525,829	$ 511,067	$ 497,980	$ 489,172	$ 478,642
Less Goodwill And Other Intangible Assets	94,696	95,145	95,619	101,326	103,936	104,504	105,093	105,701
Average Tangible Common Equity (Non-GAAP)	$ 476,653	$ 465,203	$ 450,870	$ 424,503	$ 407,131	$ 393,476	$ 384,079	$ 372,941
Tangible Book Value Per Common Share:								
Book Value Per Common Share (GAAP)	$ 33.74	$ 32.88	$ 32.44	$ 31.62	$ 30.51	$ 29.73	$ 29.04	$ 28.89
Adjustment Due To Goodwill And Other Intangible Assets	(5.52)	(5.55)	(5.59)	(5.63)	(6.09)	(6.12)	(6.19)	(6.22)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 28.22	$ 27.33	$ 26.85	$ 26.00	$ 24.42	$ 23.61	$ 22.85	$ 22.67
Tangible Common Equity To Tangible Assets:								
Total Assets (GAAP)	$ 6,115,306	$ 5,907,685	$ 5,860,810	$ 5,784,983	$ 5,490,863	$ 5,411,217	$ 5,275,904	$ 4,908,934
Less Goodwill And Other Intangibles	94,417	94,871	95,328	95,807	103,588	104,154	104,723	105,324
Tangible Assets (Non-GAAP)	$ 6,020,889	$ 5,812,814	$ 5,765,482	$ 5,689,176	$ 5,387,275	$ 5,307,063	$ 5,171,181	$ 4,803,610
Tangible Common Equity To Tangible Assets (Non-GAAP):	8.01%	8.04%	7.93%	7.78%	7.71%	7.57%	7.48%	7.99%

	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22
Tangible Common Equity:								
Shareholders' Equity (GAAP)	$ 472,465	$ 466,796	$ 459,886	$ 446,652	$ 444,847	$ 443,399	$ 432,452	$ 414,711
Less Goodwill And Other Intangible Assets	105,929	106,537	107,148	107,792	108,439	109,114	109,772	110,460
Tangible Common Equity (Non-GAAP)	$ 366,536	$ 360,259	$ 352,738	$ 338,860	$ 336,408	$ 334,285	$ 322,680	$ 304,251
Average Tangible Common Equity:								
Average Shareholders' Equity (GAAP)	$ 466,371	$ 461,148	$ 449,526	$ 445,432	$ 444,283	$ 432,382	$ 420,037	$ 425,365
Less Goodwill And Other Intangible Assets	106,301	106,920	107,551	108,194	108,851	109,537	110,206	106,483
Average Tangible Common Equity (Non-GAAP)	$ 360,070	$ 354,228	$ 341,975	$ 337,238	$ 335,432	$ 322,845	$ 309,831	$ 318,882
Tangible Book Value Per Common Share:								
Book Value Per Common Share (GAAP)	$ 27.91	$ 27.37	$ 27.07	$ 26.28	$ 26.16	$ 26.08	$ 25.59	$ 24.56
Adjustment Due To Goodwill And Other Intangible Assets	(6.25)	(6.25)	(6.31)	(6.34)	(6.38)	(6.42)	(6.50)	(6.54)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 21.66	$ 21.12	$ 20.76	$ 19.94	$ 19.78	$ 19.66	$ 19.09	$ 18.02
Tangible Common Equity To Tangible Assets:								
Total Assets (GAAP)	$ 4,891,009	$ 4,954,690	$ 4,829,387	$ 4,797,171	$ 4,745,800	$ 4,769,805	$ 4,637,498	$ 4,796,911
Less Goodwill And Other Intangibles	105,929	106,537	107,148	107,792	108,439	109,114	109,772	110,460
Tangible Assets (Non-GAAP)	$ 4,785,080	$ 4,848,153	$ 4,722,239	$ 4,689,379	$ 4,637,361	$ 4,660,691	$ 4,527,726	$ 4,686,451
Tangible Common Equity To Tangible Assets (Non-GAAP):	7.66%	7.43%	7.47%	7.23%	7.25%	7.17%	7.13%	6.49%

1. *Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.*

Note: Totals may not add due to rounding

26

NON-GAAP RECONCILIATION

$ in Thousands, unless otherwise indicated

	2Q26	1Q26	4Q25	3Q25	2Q25	1Q25	4Q24	3Q24
Tangible Common Equity (Excluding AOCI):								
Shareholders' Equity (GAAP)	$ 576,924	$ 562,161	$ 552,492	$ 538,482	$ 519,127	$ 505,941	$ 491,461	$ 489,023
Less Goodwill And Other Intangible Assets	94,417	94,871	95,328	95,807	103,588	104,154	104,723	105,324
Tangible Common Equity (Non-GAAP)	$ 482,507	$ 467,290	$ 457,164	$ 442,675	$ 415,539	$ 401,787	$ 386,738	$ 383,699
Less Adjustment Due to AOCI (Loss)	(12,941)	(12,366)	(9,319)	(10,781)	(17,274)	(19,647)	(23,671)	(17,349)
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 495,448	$ 479,656	$ 466,483	$ 453,456	$ 432,813	$ 421,434	$ 410,409	$ 401,048
Tangible Book Value Per Common Share (Excluding AOCI):								
Book Value Per Common Share (GAAP)	$ 33.74	$ 32.88	$ 32.44	$ 31.62	$ 30.51	$ 29.73	$ 29.04	$ 28.89
Adjustment Due To Goodwill And Other Intangible Assets	(5.52)	(5.55)	(5.59)	(5.63)	(6.09)	(6.12)	(6.19)	(6.22)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 28.22	$ 27.33	$ 26.85	$ 26.00	$ 24.42	$ 23.61	$ 22.85	$ 22.67
Less Adjustment Due to AOCI (Loss)	(0.76)	(0.72)	(0.55)	(0.63)	(1.02)	(1.15)	(1.40)	(1.02)
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)	$ 28.98	$ 28.05	$ 27.39	$ 26.63	$ 25.43	$ 24.76	$ 24.25	$ 23.69

	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22
Tangible Common Equity (Excluding AOCI):								
Shareholders' Equity (GAAP)	$ 472,465	$ 466,796	$ 459,886	$ 446,652	$ 444,847	$ 443,399	$ 432,452	$ 414,711
Less Goodwill And Other Intangible Assets	105,929	106,537	107,148	107,792	108,439	109,114	109,772	110,460
Tangible Common Equity (Non-GAAP)	$ 366,536	$ 360,259	$ 352,738	$ 338,860	$ 336,408	$ 334,285	$ 322,680	$ 304,251
Less Adjustment Due to AOCI (Loss)	(25,798)	(27,425)	(25,907)	(34,156)	(35,017)	(28,620)	(35,324)	(40,807)
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 392,334	$ 387,684	$ 378,645	$ 373,016	$ 371,425	$ 362,905	$ 358,004	$ 345,058
Tangible Book Value Per Common Share (Excluding AOCI):								
Book Value Per Common Share (GAAP)	$ 27.91	$ 27.37	$ 27.07	$ 26.28	$ 26.16	$ 26.08	$ 25.59	$ 24.56
Adjustment Due To Goodwill And Other Intangible Assets	(6.25)	(6.25)	(6.31)	(6.34)	(6.38)	(6.42)	(6.50)	(6.54)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 21.66	$ 21.12	$ 20.76	$ 19.94	$ 19.78	$ 19.66	$ 19.09	$ 18.02
Less Adjustment Due to AOCI (Loss)	(1.52)	(1.61)	(1.52)	(2.01)	(2.06)	(1.68)	(2.09)	(2.42)
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)	$ 23.18	$ 22.73	$ 22.29	$ 21.95	$ 21.84	$ 21.34	$ 21.18	$ 20.43

1. *Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.*

Note: Totals may not add due to rounding

27

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	2Q26	2025Y	2024Y	2023Y	2022Y	2021Y
Tangible Common Equity (Excluding AOCI):						
Shareholders' Equity (GAAP)	$ 576,924	$ 552,492	$ 491,461	$ 459,886	$ 432,452	$ 429,430
Less Goodwill And Other Intangible Assets	94,417	95,328	104,723	107,148	109,772	105,852
Tangible Common Equity (Non-GAAP)	$ 482,507	$ 457,164	$ 386,738	$ 352,738	$ 322,680	$ 323,578
Less Adjustment Due to AOCI (Loss)	(12,941)	(9,319)	(23,671)	(25,907)	(35,324)	1,443
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 495,448	$ 466,483	$ 410,409	$ 378,645	$ 358,004	$ 322,135
Tangible Book Value Per Common Share (Excluding AOCI):						
Book Value Per Common Share (GAAP)	$ 33.74	$ 32.44	$ 29.04	$ 27.07	$ 25.59	$ 25.56
Adjustment Due To Goodwill And Other Intangible Assets	(5.52)	(5.59)	(6.19)	(6.31)	(6.50)	(6.30)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 28.22	$ 26.85	$ 22.85	$ 20.76	$ 19.09	$ 19.26
Less Adjustment Due to AOCI (Loss)	(0.76)	(0.55)	(1.40)	(1.52)	(2.09)	0.09
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)	$ 28.98	$ 27.39	$ 24.25	$ 22.29	$ 21.18	$ 19.17

1. *Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.*

Note: Totals may not add due to rounding

28

CONTACT 29 Billy Carroll President & CEO 865.868.0613 Billy.Carroll@smartbank.com Miller Welborn Chairman 423.385.3067 Miller.Welborn@smartbank.com 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 Ron Gorczynski Chief Financial Officer 865.437.5724 Ron.Gorczynski@smartbank.com